Effective immediately, the sub-section entitled "5% or Greater Ownership of Share Class" in “Part I – Appendix B – Share Ownership” is hereby restated in its entirety as follows:

5% or Greater Ownership of Share Class
The following table identifies those investors who own of record or are known by the Fund to own beneficially 5% or more of the Fund’s outstanding shares as of November 30, 2012.

Name and Address of Investor	Percentage Ownership
HARTFORD SECURITIES DISTRIBUTION COMPANY INC	28.83%
ATTN UIT OPERATIONS
PO BOX 2999
HARTFORD CT 06104-2999

ROBERT J MANNING	6.28%
ROBERT J MANNING LIVING TRUST
13 ROCKYLEDGE RD
SWAMPSCOTT MA 01907-2821

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